                                                                   EXHIBIT 10.11

                          REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made as of January
16, 2007, among Towerstream Corporation, a Delaware corporation (the "Company"), and the entities listed on Schedule A hereto (each, a "Purchaser" and collectively, the "Purchasers").

                                    RECITALS

     WHEREAS, the Company and the Purchasers are parties to a Securities
Purchase Agreement (the "Purchase Agreement") dated as of the date hereof;

     WHEREAS, the Purchasers' obligations under the Purchase Agreement are conditioned upon certain registration rights under the Securities Act of 1933, as amended (the "Securities Act"), as described in the Purchase Agreement; and

     WHEREAS, the Purchasers and the Company desire to provide for the rights of registration under the Securities Act as are provided herein upon the execution and delivery of this Agreement by such Purchasers and the Company.

     NOW, THEREFORE, in consideration of the promises, covenants and conditions set forth herein, the parties hereto hereby agree as follows:

1. Registration Rights.

     1.1 Definitions. Capitalized terms used and not otherwise defined herein that are defined in the Purchase Agreement shall have the meanings given such terms in the Purchase Agreement. As used in this Agreement, the following terms shall have the meanings set forth below:

          (a) "Commission" means the United States Securities and Exchange
Commission.

          (b) "Common Stock" means the Company's common stock, par value $0.001 per share.

          (c) "Debentures" shall have the meaning set forth in the Purchase
Agreement.

          (d) "Effectiveness Date" means, with respect to the initial
Registration Statement required to be filed hereunder, the 130th calendar day following the date hereof and, with respect to any additional Registration
Statements which may be required pursuant to Section 1.3(m), the 90th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder;
provided, however, that in the event the Company is notified by the Commission that one of the above Registration Statements will not be reviewed or is no longer subject to further review and comments, the Effectiveness Date as to such
Registration Statement shall be the fifth

Trading Day following the date on which the Company is so notified if such date precedes the dates required above.

          (e) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (f) "Filing Date" means, with respect to the initial Registration
Statement required hereunder, the 70th calendar day following the date hereof and, with respect to any additional Registration Statements which may be required pursuant to Section 1.3(m), the 30th calendar day following the date on which the Company first knows, or reasonably should have known, that such additional Registration Statement is required hereunder.

          (g) "Purchaser" means each original Purchaser signatory hereto, together with any person owning Registrable Securities.

          (h) "Prospectus" means the prospectus included in a Registration
Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the
Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable
Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus

          (i) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of such registration statement or document.

          (j) "Registrable Securities" means (i) all of the shares of Common
Stock issuable upon conversion in full of the Debentures, (ii) all shares of
Common Stock issuable as interest on the Debentures assuming all permissible interest payments are made in shares of Common Stock and the Debentures are held until maturity, (iii) all Warrant Shares, (iv) any additional shares of Common
Stock issuable in connection with any anti-dilution provisions in the Debentures or the Warrants (in each case, without giving effect to any limitations on conversion set forth in the Debenture or limitations on exercise set forth in the Warrant), (v) any other shares of Common Stock (and shares of Common Stock underlying Common Stock Equivalents) held by a Purchaser and (vi) any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing.

          (k) "Rule 144" means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

          (l) "Warrants" means the warrants to purchase Common Stock issued pursuant to the Purchase Agreement.

     1.2 Company Registration.

                                        2

          (a) On or prior to each Filing Date the Company shall prepare and file with the Commission a registration statement covering the Registrable Securities for an offering to be made on a continuous basis pursuant to Rule 415. The registration statement shall be on Form SB-2 or Form S-3 (except if the Company is not then eligible to register for resale the Registrable Securities on Form
SB-2 or Form S-3, in which case such registration shall be on another appropriate form in accordance herewith) and shall contain (unless otherwise directed by at least a majority in interest of the Purchasers) a "Plan of
Distribution" in a customary form that is reasonably acceptable to the Company and the Majority Purchasers (as defined in Section 4.2 below). The Company shall cause the registration statement to become effective and remain effective as provided herein. The Company shall use its best efforts to cause the registration statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event no later than the Effectiveness Date. The Company shall use its best efforts to keep the registration statement continuously effective under the Securities Act until the date which is the earliest to occur of: (i) the date that is 18 months after the date such registration statement is declared effective by the Commission or (ii)
the date of which all Registrable Securities have been sold (the "Effectiveness
Period"). The Company shall promptly issue a press release to notify all holders or Registrable Securities of the effectiveness of a Registration Statement within one Trading Day that the Company receives notification of the effectiveness of the Registration Statement from the Commission. The Company shall, as soon as practicable after the Effective Date (as defined in the
Purchase Agreement), file a final Prospectus with the Commission as required by
Rule 424.

          (b) Except in accordance with Section 1.9 hereof, if: (i) the registration statement is not filed on or prior to the Filing Date; or (ii) the
Company fails to file with the Commission a request for acceleration in accordance with Rule 461 promulgated under the Securities Act, within five
Trading Days of the date that the Company is notified (orally or in writing, whichever is earlier) by the Commission that a Registration Statement will not be "reviewed," or not subject to further review (provided the filed Registration
Statement otherwise complies with the Act); or (iii) a Registration Statement filed or required to be filed hereunder is not declared effective by the
Commission by its Effectiveness Date; or (iv) after the Effectiveness Date, a
Registration Statement ceases for any reason to remain continuously effective as to all Registrable Securities for which it is required to be effective, or the
Holders are otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities, for more than 10 consecutive calendar days or more than an aggregate of 40 calendar days during any 12-month period (which need not be consecutive calendar days), (any such failure or breach being referred to as an "Event", and for purposes of clause (i) or (iii) the date on which such Event occurs, or for purposes of clause (ii) the date on which such five Trading Day period is exceeded, or for purposes of clause (vv) the date on which such 10 or
40 calendar day period, as applicable, is exceeded, each being referred being referred to as "Event Date"), then, in addition to any other rights the
Purchasers may have hereunder or under applicable law, on each such Event Date and on each monthly anniversary of each such Event Date (if the applicable Event shall not have been cured by such date) until the applicable Event is cured, the
Company shall pay to each Purchaser an amount in cash, as partial liquidated damages and not as a penalty, an amount equal to 1.0% of the aggregate purchase price paid by such Purchaser pursuant to the Purchase Agreement, up to a maximum of 6.0%, during which such Event continues uncured. While such Event continues, such liquidated damages shall be paid not less often than every thirty (30)
days. Any unpaid liquidated damages as of the date when an Event has been cured by the Company shall be paid within three (3) business days following the date on which such Event has been cured by

                                        3

the Company. The partial liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of an Event.

          (c) The Company shall bear and pay all expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to this Section 1.2 for each Purchaser, including (without limitation) all registration, filing and qualification fees, printer's fees, accounting fees and fees and disbursements of counsel for the
Company, but excluding underwriting discounts and commissions relating to
Registrable Securities and fees and disbursements of counsel for the Purchasers.

     1.3 Obligations of the Company. Whenever required under this Section 1 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Not less than five Trading Days prior to the filing of each
Registration Statement and not less than one Trading Day prior to the filing of any related Prospectus or any amendment or supplement thereto (including any document that would be incorporated or deemed to be incorporated therein by reference), the Company shall (i) furnish to each Purchaser copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the review of such
Purchasers and (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries as shall be necessary, in the reasonable opinion of respective counsel to each Purchasers, to conduct a reasonable investigation within the meaning of the Securities Act. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which all of the Purchasers shall reasonably object in good faith, provided that the Company is notified of such objection in writing no later than 5 Trading Days after the Purchasers have been so furnished copies of a Registration Statement or 1 Trading Day after the Purchasers have been so furnished copies of any related Prospectus or amendments or supplements thereto.
Each Purchaser agrees to furnish to the Company a completed questionnaire in the form attached to this Agreement as Annex A (a "Selling Shareholder
Questionnaire") not less than two Trading Days prior to the Filing Date or by the end of the fourth Trading Day following the date on which such Purchaser receives draft materials in accordance with this Section;

          (b) Prepare and file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective and, to keep such registration statement continuously effective during the Effectiveness Period;

          (c) Prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

          (d) Furnish to the Purchasers such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the
Securities Act,

                                        4

and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them (provided that the
Company would not be required to print such prospectuses if readily available to
Purchasers from any electronic service, such as on the EDGAR filing database maintained at www.sec.gov);

          (e) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities'
or blue sky laws of such jurisdictions as shall be reasonably requested by the
Purchasers; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

          (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering (each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement);

          (g) Notify the Purchaser of Registrable Securities to be sold (which notice shall, pursuant to clauses (iii) through (vi) hereof, be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made) as promptly as reasonably possible (and, in the case of (i)(A)
below, not less than one Trading Day prior to such filing) and (if requested by any such Person) confirm such notice in writing no later than one Trading Day following the day (i)(A) when a Prospectus or any Prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed;
(B) when the Commission notifies the Company whether there will be a "review" of such Registration Statement and whenever the Commission comments in writing on such Registration Statement; and (C) with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or Prospectus or for additional information; (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of a Registration Statement covering any or all of the Registrable
Securities or the initiation of any Proceedings for that purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable
Securities for sale in any jurisdiction, or the initiation or threatening of any
Proceeding for such purpose; (v) of the occurrence of any event or passage of time that makes the financial statements included in a Registration Statement ineligible for inclusion therein or any statement made in a Registration
Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires any revisions to a Registration Statement, Prospectus or other documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (vi) the occurrence or existence of any pending corporate development with respect to the Company that the Company believes may be material and that, in the determination of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration
Statement or Prospectus, provided that any and all of such information shall remain confidential to each Purchaser until such information otherwise

                                        5

becomes public, unless disclosure by a Purchaser is required by law; provided, further, that notwithstanding each Purchasers' agreement to keep such information confidential, the Purchasers make no acknowledgement that any such information is material, non-public information;

          (h) Use its best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any order suspending the effectiveness of a
Registration Statement, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest practicable moment;

          (i) The Company shall effect a filing with respect to the public offering contemplated by the Registration Statement (an "Issuer Filing") with the National Association of Securities Dealers, Inc. ("NASD") Corporate
Financing Department pursuant to NASD Rule 2710(b)(10)(A)(i) within one Trading
Day of the date that the Registration Statement is first filed with the
Commission and pay the filing fee required by such Issuer Filing. The Company shall use commercially reasonable efforts to pursue the Issuer Filing until the
NASD issues a letter confirming that it does not object to the terms of the offering contemplated by the Registration Statement. A copy of the Issuer Filing and all related correspondence with respect thereto shall be provided to FWS;

          (j) Upon the occurrence of any event contemplated by this Section 1.3, as promptly as reasonably possible under the circumstances taking into account the Company's good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, prepare a supplement or amendment, including a post-effective amendment, to a Registration
Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Company notifies the Purchasers in accordance with clauses (iii) through (vi) of Section 1.3(f) above to suspend the use of any
Prospectus until the requisite changes to such Prospectus have been made, then the Purchasers shall suspend use of such Prospectus. The Company will use its best efforts to ensure that the use of the Prospectus may be resumed as promptly as is practicable;

          (k) Cause all such Registrable Securities registered pursuant hereto to be listed on each securities exchange or nationally recognized quotation system on which similar securities issued by the Company are then listed;

          (l) Provide a transfer agent and registrar for all Registrable
Securities registered pursuant hereunder and a CUSIP number for all such
Registrable Securities, in each case not later than the effective date of such registration; and

          (m) If during the Effectiveness Period, the number of Registrable
Securities at any time exceeds 100% of the number of shares of Common Stock then registered in a Registration Statement, then the Company shall file as soon as reasonably practicable, but in any

                                        6

case prior to the applicable Filing Date, an additional Registration Statement covering the resale by the Purchasers of not less than the number of such
Registrable Securities.

     1.4 Furnish Information. The Company may require each Purchaser to furnish to the Company a certified statement as to the number of shares of Common Stock beneficially owned by such Purchaser and, if required by the Commission, the natural persons thereof that have voting and dispositive control over the Common
Stock held by such Purchaser. During any periods that the Company is unable to meet its obligations hereunder with respect to the registration of the
Registrable Securities solely because any Purchaser fails to furnish such information within three Trading Days of the Company's request, any liquidated damages that are accruing at such time as to such Purchaser only shall be tolled and any Event that may otherwise occur solely because of such delay shall be suspended as to such Purchaser only, until such information is delivered to the
Company.

     1.5 [RESERVED]

     1.6 Indemnification.

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Purchaser, any underwriter (as defined in the Securities Act)
for such Purchaser and each person, if any, who controls such Purchaser or underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the
Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations
(collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto (collectively, the "Filings"), (ii) the omission or alleged omission to state in the Filings a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities
Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and the Company will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(a) in connection with investigating or defending any such loss, claim, damage, liability or action;
provided, however, that the indemnity agreement contained in this Section 1.6(a)
shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the
Company (which consent shall not be unreasonably withheld), nor shall the
Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation that occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Purchaser, underwriter or controlling person.

          (b) To the extent permitted by law, each Purchaser, severally and not jointly will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the

                                        7

meaning of the Securities Act or the Exchange Act, any underwriter, any other
Purchaser selling securities in such registration statement and any controlling person of any such underwriter or other Purchaser, against any losses, claims, damages or liabilities (joint or several) to which any of the foregoing persons may become subject under the Securities Act, the Exchange Act or other federal or state securities law, insofar as such losses, claims, damages or liabilities
(or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such
Purchaser expressly for use in connection with such registration; and each such
Purchaser will pay any legal or other expenses reasonably incurred by any person to be indemnified pursuant to this Section 1.6(b) in connection with investigating or defending any such loss, claim, damage, liability or action;
provided, however, that the indemnity agreement contained in this Section 1.6(b)
shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the
Purchaser (which consent shall not be unreasonably withheld); provided, however, in no event shall any indemnity under this subsection 1.6(b) exceed the net proceeds from the offering received by such Purchaser.

          (c) Promptly after receipt by an indemnified party under this Section
1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party
(together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if materially prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

          (d) If the indemnification provided for in Sections 1.6(a) and (b) is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions or alleged statements or omissions that resulted in such loss, liability, claim or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact relates to information supplied by the indemnifying

                                        8

party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. In no event shall any Purchaser be required to contribute an amount in excess of the net proceeds from the offering received by such Purchaser.

          (e) The obligations of the Company and Purchasers under this Section
1.6 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 1, and otherwise.

     1.7 Reports Under Securities Exchange Act. With a view to making available the benefits of certain rules and regulations of the Commission, including Rule
144, that may at any time permit a Purchaser to sell securities of the Company to the public without registration or pursuant to a registration on Form SB-2, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined in Rule 144, at all times after ninety (90) days after the effective date of the registration statement;

          (b) take such action, including the voluntary registration of its
Common Stock under Section 12 of the Exchange Act, as is necessary to enable the
Purchasers to utilize Form SB-2 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the registration statement is declared effective;

          (c) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act;
and

          (d) furnish to any Purchaser, so long as the Purchaser owns any
Registrable Securities, forthwith upon request (i) a written statement by the
Company that it has complied with the reporting requirements of Rule 144 (at any time after ninety (90) calendar days after the effective date of the registration statement), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form SB-2
(at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Purchaser of any rule or regulation of the Commission that permits the selling of any such securities without registration or pursuant to such form.

     1.8 Transfer or Assignment of Registration Rights. The rights to cause the
Company to register Registrable Securities pursuant to this Section 1 may be transferred or assigned, but only with all related obligations, by a Purchaser to a transferee or assignee who (a) acquires at least 25,000 Registrable
Securities (subject to appropriate adjustment for stock splits, stock dividends and combinations) from such transferring Purchaser or (b) holds Registrable
Securities immediately prior to such transfer or assignment; provided, that in the case of (a), (i) prior to such transfer or assignment, the Company is furnished with written notice stating the name and address of such transferee or assignee and identifying the securities with respect to which such registration rights are being transferred or assigned, (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this
Agreement including,

                                        9

without limitation, the provisions of Section 1.9 hereof and (iii) such transfer or assignment shall be effective only if immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

     1.9 Market Stand-Off" Agreement. Each Purchaser hereby agrees that during the Effectiveness Period it will not, without the prior written consent of the
Company and the managing underwriter (if a managing or lead underwriter is appointed), during the period commencing on the date of the final prospectus relating to a firm commitment underwritten public offering of the Company offering a minimum of $20 million of securities and ending on the date specified by the Company and the managing underwriter (such period not to exceed one hundred eighty (180) calendar days) (i) lend, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any securities of the Company, including
(without limitation) shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock (whether now owned or hereafter acquired) or (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities of the Company, including (without limitation) shares of Common
Stock or any securities convertible into or exercisable or exchangeable for
Common Stock (whether now owned or hereafter acquired), whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of securities, in cash or otherwise. The foregoing covenants shall not apply to the sale of any shares by a Purchaser to an underwriter pursuant to an underwriting agreement and shall only be applicable to the Purchasers if all the
Company's executive officers, directors and greater than five percent (5%)
stockholders enter into similar agreements. Each Purchaser agrees to execute an agreement(s) reflecting (i) and (ii) above as may be requested by the managing or lead underwriters at the time of the underwritten public offering, and further agrees that the Company may impose stop transfer instructions with its transfer agent in order to enforce the covenants in (i) and (ii) above. The underwriters in connection with the Company's initial underwritten public offering are intended third party beneficiaries of the covenants in this Section
1.9 and shall have the right, power and authority to enforce such covenants as though they were a party hereto.

2. [RESERVED].

3. [RESERVED]

4. Miscellaneous.

     4.1 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of
New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents)
shall be commenced exclusively in the state and federal courts sitting in the
City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection

                                       10

herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction
Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

     4.2 Waivers and Amendments. This Agreement may be terminated and any term of this Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and Purchasers holding at least a majority of the principal amount of the Debentures then outstanding (the "Majority Purchasers"). Notwithstanding the foregoing, additional parties may be added as Purchasers under this
Agreement with the written consent of the Company and the Majority Purchasers.
No such amendment or waiver shall reduce the aforesaid percentage of the
Registrable Securities, the holders of which are required to consent to any termination, amendment or waiver without the consent of the record holders of all of the Registrable Securities. Any termination, amendment or waiver effected in accordance with this Section 4.2 shall be binding upon each holder of
Registrable Securities then outstanding, each future holder of all such
Registrable Securities and the Company.

     4.3 No Piggyback on Registrations. Except for any registration rights described in or as set forth in the Private Placement Memorandum, neither the
Company nor any of its security holders (other than the Purchasers in such capacity pursuant hereto) may include securities of the Company in the
Registration Statements other than the Registrable Securities. The Company shall not file any other registration statements until all Registrable Securities are registered pursuant to a Registration Statement that is declared effective by the Commission, provided that this Section 4.3 shall not prohibit the Company from filing amendments to registration statements filed prior to the date of this Agreement.

     4.4 Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

     4.5 Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties with regard to the subject matter hereof, and no party shall be liable or bound to any other party in any manner by any warranties, representations or covenants except as specifically set forth herein.

                                       11

     4.6 Notices. All notices and other communications required or permitted under this Agreement shall be in writing and shall be delivered personally by hand or by overnight courier, mailed by United States first-class mail, postage prepaid, sent by facsimile or sent by electronic mail directed (a) if to a
Purchaser, at such Purchaser's address, facsimile number or electronic mail address set forth in the Company's records, or at such other address, facsimile number or electronic mail address as such Purchaser may designate by ten (10)
days' advance written notice to the other parties hereto or (b) if to the
Company, to its address, facsimile number or electronic mail address set forth on its signature page to this Agreement and directed to the attention of the
Chief Executive Officer, or at such other address, facsimile number or electronic mail address as the Company may designate by ten (10) days' advance written notice to the other parties hereto. All such notices and other communications shall be effective or deemed given upon delivery, on the date of mailing, upon confirmation of facsimile transfer or upon confirmation of electronic mail delivery.

     4.7 Interpretation. The words "include," "includes" and "including" when used herein shall be deemed in each case to be followed by the words "without limitation." The titles and subtitles used in this Agreement are used for convenience only and are not considered in construing or interpreting this
Agreement.

     4.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement, and the balance of the Agreement shall be interpreted as if such provision were so excluded, and shall be enforceable in accordance with its terms.

     4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     4.10 Telecopy Execution and Delivery. A facsimile, telecopy or other reproduction of this Agreement may be executed by one or more parties hereto, and an executed copy of this Agreement may be delivered by one or more parties hereto by facsimile or similar electronic transmission device pursuant to which the signature of or on behalf of such party can be seen, and such execution and delivery shall be considered valid, binding and effective for all purposes. At the request of any party hereto, all parties hereto agree to execute an original of this Agreement as well as any facsimile, telecopy or other reproduction hereof.

     4.11 Piggy-Back Registrations. If at any time during the Effectiveness
Period there is not an effective Registration Statement covering all of the
Registrable Securities and the Company shall determine to prepare and file with the Commission a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities, other than on Form S-4 or Form S-8 (each as promulgated under the
Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the stock option or other employee benefit plans, then the Company shall send to each Purchaser a written notice of such determination and, if within fifteen days after the date of such notice, any such Purchaser shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities such
Purchaser requests to be registered; provided, however, that the Company shall not be required to register any Registrable

                                       12

Securities pursuant to this Section 4.11 that are eligible for resale pursuant to Rule 144(k) promulgated under the Securities Act or that are the subject of a then effective Registration Statement.

     4.12 Independent Nature of Purchasers' Obligations and Rights. The
obligations of each Purchaser hereunder are several and not joint with the obligations of any other Purchaser hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other
Purchaser hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement.
Each Purchaser shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

                                       13

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

                                        "Company"

                                        TOWERSTREAM CORPORATION

                                        By:
                                           -------------------------------------
                                        Name:
                                        Title:

                                        Address:
                                        Towerstream Corporation
                                        55 Hammerlund Way
                                        Middletown, Rhode Island  02842
                                        Telephone: (401) 848-5848
                                        Telecopy: (401) 848-5130
                                        E-mail: jeff@towerstream.com
                                        Attention: Chief Executive Officer

            [COMPANY SIGNATURE PAGE TO REGISTATION RIGHTS AGREEMENT]

     IN WITNESS WHEREOF, the parties have executed this Agreement on the day, month and year first set forth above.

                                        "Purchaser"

                                        ________________________________________

                                        By:
                                           -------------------------------------
                                        Name
                                        Title:

                                        Address:

                                        ________________________________________

                                        ________________________________________

                                        ________________________________________

                                        Telephone:______________________________

                                        Facsimile:______________________________

                                        Email:__________________________________

            [INVESTOR SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT